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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 26, 2005

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                                 Deb Shops, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Pennsylvania                   0-12188              23-1913593
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   (State or Other Jurisdiction        (Commission          (IRS Employer
         of Incorporation)             File Number)      Identification No.)


              9401 Blue Grass Road,
           Philadelphia, Pennsylvania                                19114
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     (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (215) 676-6000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 26, 2005, Deb Shops, Inc. (the "Company") entered into an employment agreement (the "Agreement") with Mr. John DeAngelis whereby Mr. DeAngelis agreed to serve as Vice President - Real Estate of the Company. The Agreement is effective November 1, 2005 and may be terminated at will by either party. Mr. DeAngelis will receive a base salary of $160,000 and will be granted options to purchase up to 15,000 shares of the Company's common stock at a price of not less than $23.75 per share. The options will vest over a five-year period and are subject to the terms and conditions of the Company's Incentive Stock Option Plan.

         The Agreement further provides that Mr. DeAngelis is entitled to such fringe benefits as are provided under the Company's executive benefits package. In the event that Mr. DeAngelis' employment with the Company is terminated by the Company "for cause" (as defined in the Agreement), Mr. DeAngelis will be entitled to any accrued and unpaid base salary and business expenses as of the date of termination. In the event that the employment of Mr. DeAngelis is terminated by the Company without cause, or by Mr. DeAngelis for "good reason" (as defined in the Agreement) he will be entitled to receive payment equal to three times his monthly base salary and health insurance. The foregoing description is qualified in its entirety by reference to the provisions of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 26, 2005, pursuant to the Agreement, the Company appointed Mr. John DeAngelis, age 36, as Vice President - Real Estate of the Company effective November 1, 2005. Since June 2004, Mr. DeAngelis has served as an Assistant Vice President, Real Estate of The Dress Barn, Inc. ("Dress Barn"), a women's apparel chain-store operator from Suffern, New York. From June 1999 until May 2004, he served as Director, Real Estate of Dress Barn.

         The information provided under Item 1.01 above with regard to the terms of Mr. DeAngelis' employment agreement is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

         The following exhibit is filed with this Current Report on Form 8-K:

         Exhibit
         No.            Description
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         10.1           Employment Agreement by and between the Company and John
                        DeAngelis dated September 26, 2005.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DEB SHOPS, INC.


Dated: September 29, 2005                 By:  Stanley A. Uhr
                                               ---------------------------------
                                               Stanley A. Uhr
                                               Vice President, Real Estate and
                                               Corporate Counsel







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                                  EXHIBIT INDEX
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The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
No.           Description
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10.1          Employment Agreement by and between the Company and John
              DeAngelis dated September 26, 2005.

              * Filed electronically herewith.








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